Prospectus supplement dated January 27, 2014

to the following prospectus(es):

Nationwide DestinationSM All American Gold New York 2.0, Nationwide DestinationSM [B] New York 2.0, Nationwide DestinationSM [EV] New York 2.0, Nationwide DestinationSM [L] New York 2.0, and Waddell & Reed Advisors Select Preferred AnnuitySM New York 2.0 prospectus dated May 1, 2013

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

For contracts issued in the state of New York that have elected the 7% Nationwide Lifetime Income Rider, Nationwide Lifetime Income Capture option, or Nationwide Lifetime Income Track option, the Age Based Lump Sum Settlement Option and Underwritten Lump Sum Settlement Option are not available.

PROS-0254